Exhibit 10.19
EXECUTION VERSION

DIRECTOR AGREEMENT
This Director Agreement (this "Agreement") is entered into as of this [___] day of [_____________], by and among Priority Technology Holdings, Inc., a Delaware corporation (the "Company"), and [________] (the "Director").

W I T N E S S E T H :

WHEREAS, the Company desires for Director to provide Services (as defined herein below) as the Director of the Board of Directors of the Company (the "Board").

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1.Director. In accordance with the Certificate of Incorporation and the Bylaws of the Company, as amended, and pursuant to your appointment to the Board you agree to serve as a member of the Board of Directors of the Company on the terms set forth herein.

2.Board of Directors Supervision. The activities of the Director to be performed under this Agreement shall be subject to the supervision of the Board to the extent required by applicable law or regulation and subject to reasonable policies not inconsistent with the terms of this Agreement adopted by the Board and in effect from time to time.

3.Services. Subject to Section 2, during the term hereof, the Director shall endeavor to serve as a member of the Board.

4.Standard of Care. The Director (including any person or entity acting for or on behalf of the Director) shall not be liable for any mistakes of fact, errors of judgment, for losses sustained by the Company or any of their Subsidiaries or for any acts or omissions of any kind (including acts or omissions of the Director), unless caused by fraud, gross negligence or intentional misconduct of the Director as finally determined by a court of competent jurisdiction. The Director does not make any warranty, express or implied, with respect to the services to be provided hereunder.

5.	Fees and Reimbursement of Costs.

(a)    Annual Fee. In consideration of his service as a Director, commencing on the date hereof and for the term hereof, the Company shall pay the Director an annual fee equal to [$___](the "Annual Fee"), commencing with the Director’s initial date of service to the Company commencing as of [________]. The Company shall pay the Annual Fee in monthly installments, within ten (10) business days following the end of each applicable month during the term hereof. The payment by the Company of the Annual Fee hereunder is subject to the applicable restrictions contained in the Company' and their Subsidiaries' debt and equity financing agreements, or as set forth in the Bylaws, Certificate of Incorporation, or other policies and procedures of the Board and/or the Company. If any such restrictions prohibit the payment of any installment of the Annual Fee, such unpaid Annual Fee installment shall accrue simple interest at a rate of 6% per annum and the Company shall make such installment payment plus accrued interest as soon as they are permitted to do so under such restrictions. If the Company or their Subsidiaries acquire or enter into any additional business operations after the date of this Agreement, the Board and the Director will, prior to the acquisition or prior to entering into the business operations, in good faith, determine whether and to what extent the Annual Fee should be increased as a result thereof. Any increase will be evidenced by a written supplement to this Agreement signed by the Company and the Director.

(b)    Reimbursement of Costs. All reasonable and documented out-of-pocket expenses incurred by the Director in the performance of his duties under this Agreement shall be for the account of, on behalf of, and at the expense of the Company. The Director shall not be obligated to make any advance to or for the account of the Company or to pay any sums, except out of funds held in accounts maintained by the Company. The Director shall be reimbursed for all reasonable and documented out-of-pocket fees and expenses incurred by him in connection with the performance by the Director of his duties hereunder. Subject to and in accordance with the foregoing, the Company shall, within 30 days of receipt of appropriate documentation evidencing such fees and expenses, reimburse the Director by wire transfer of immediately available funds for any such amount paid by the Director, which shall be in addition to any other amount payable to the Director under this Agreement.

6.Other Interests. The Company acknowledges and agrees that the Director shall not be required to devote his full time and business efforts to his activities as a director, but instead shall devote only so much of such time and efforts as is usual and customary for an independent director of a public company.

7.	Term and Termination.

(a)    Term. This Agreement shall commence as of the date hereof and shall continue for so long as the Director is providing Services as the Director.

(b)    Termination. This Agreement may be terminated at any time, upon the mutual written agreement of the parties hereto. Furthermore, this Agreement may be terminated, and the Director removed as a Director of the Company (or any committee or subcommittee thereof), in accordance with the terms of the Certificate of Incorporation and/or Bylaws of the Company, as amended. In addition, either party may terminate this Agreement for cause in the event the other party materially breaches its duties and obligations under the terms of this Agreement or is in default of any of its obligations hereunder, which breach or default is incapable of cure, or if capable of being cured, has not been cured within thirty (30) days after receipt of written notice from the non-defaulting party or within such additional period of time as the non-defaulting party may authorize in writing.

(c)    Fees and Reimbursement of Costs. No termination of this Agreement shall affect the Company's obligations hereunder with respect to (i) fees owed to the Director and not paid by the Company as of the effective date of such termination or (ii) fees, costs and expenses incurred by the Director and not reimbursed by the Company in accordance with the terms hereof as of the effective date of such termination.

8.Indemnification of the Director; Limitation of Liability. The Company and their Subsidiaries hereby agree to jointly and severally indemnify and hold harmless the Director ("Indemnified Party"), whether in connection with serving as officer, director or manager of the Company or otherwise, from and against all losses, claims, liabilities, suits, costs, damages, judgments, amounts incurred or paid, amounts paid in settlement, fines, penalties and other liabilities and expenses (including reasonable attorneys' fees) ("Losses") directly or indirectly arising from or relating to their performance of their duties as a director of the Company, except for any such Losses resulting from the gross negligence or intentional misconduct of an Indemnified Party, or conduct of an Indemnified Party which constituted fraud. The Company further agrees to reimburse the Indemnified Parties monthly for any cost of defending any action or investigation (including reasonable attorneys' fees and expenses), subject to an undertaking from such Indemnified Party to repay the Company if such party is determined not to be entitled to such indemnity. Notwithstanding anything to the contrary set forth herein, in no event shall the Director be liable to the Company and/or their Subsidiaries in connection herewith for any amount in excess of fees actually received by the Director under Section 5(a) and Section 5(b); except for any amount arising out of or relating to the gross negligence, intentional misconduct, or fraud of the Director. The Company shall pay the amounts described herein within ten (10) days after written demand therefore is delivered to the Company. If and to the extent that the foregoing indemnification undertaking may be unavailable or unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the otherwise indemnifiable losses, claims, liabilities, suits, costs, damages, judgments, amounts incurred or paid, amounts paid in settlement, fines, penalties and other liabilities and expenses (including reasonable attorneys' fees), to the maximum extent permissible under applicable law. The rights of any Indemnified Party to indemnification hereunder will be in addition to, but without duplication to, any other rights any such person or entity may have under any other agreement or instrument to which such person or entity is or becomes a party or is otherwise a beneficiary or under any applicable law or regulation. The provisions of Section 4 and Section 9 shall survive any termination of this Agreement.

9.	Miscellaneous.

(a)    The Company shall include Director as an insured under a director’s and officer’s insurance policy, with coverage determined annually by the Board.

(b)    Entire Agreement; Amendments and Waivers. This Agreement (including the schedules and exhibits hereto, if any) represents the entire understanding and agreement between the parties with respect to the subject matter hereof; provided however that notwithstanding the foregoing or anything in this Agreement to the contrary, this Agreement, and the Director’s Services to be performed hereunder, shall at all time be subject to the Bylaws, Certificate of Incorporation, policies and procedures of the Board and the Company, and applicable law (collectively, “Applicable Law”). In the event of a conflict between this Agreement and Applicable Law, then Applicable Law shall prevail. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

(c)    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles thereof.

(d)    Section Headings. The section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

(e)    Notices. All notices and other communications under this Agreement shall be in writing and shall be given by personal delivery, nationally recognized overnight courier or certified mail at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

If to the Company, to:

Priority Technology Holdings, Inc.
Attn: Board of Directors
2001 Westside Parkway, Suite 155
Alpharetta, Georgia 30004

With a copy (which shall not constitute notice) to:
Priority Technology Holdings, Inc.
Attn: General Counsel
2001 Westside Parkway, Suite 155
Alpharetta, Georgia 30004

With a copy (which shall not constitute notice) to:
Schulte Roth & Zabel LLP:
Attn: John Mahon
919 Third Avenue
New York, New York 10022

If to Director, to:

[__________]
[__________]
[__________]

Any such notice or communication shall be deemed to have been received (i) when delivered, if personally delivered, (ii) on the next business day after dispatch, if sent postage pre- paid by nationally recognized, overnight courier guaranteeing next business day delivery, and
(iii) on the 5th business day following the date on which the piece of mail containing such communication is posted, if sent by certified mail, postage prepaid, return receipt requested.

(f)    Severability. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in effect. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect, the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(g)    No Assignment. This Agreement is for personal Services to be provided by the Director and shall not be assigned by the Director without the consent of the Company.

(h)    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, .pdf or other electronic means shall be effective as delivery of a manually executed counterpart to the Agreement.

(i)    Remedies Cumulative. Except as otherwise provided herein, no remedy herein conferred upon a party hereto is intended to be exclusive of any other remedy. No single or partial exercise by a party hereto of any right, power or remedy hereunder shall preclude any other or further exercise thereof. All remedies under this Agreement or otherwise afforded to any party, shall be cumulative and not alternative.

(j)    Interpretation. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The text of all schedules is incorporated herein by reference. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." As used herein, words in the singular will be held to include the plural and vice versa (unless the context otherwise requires), words of one gender shall be held to include the other gender (or the neuter) as the context requires, and the terms "hereof", "herein", and "herewith" and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(k)    Arm's Length Negotiations. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm's length negotiations conducted by and among the parties and their respective counsel.

(l)    Construction. The parties agree and acknowledge that they have jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

(m)    Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY TRANSACTION DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES OR ANY OF THEM IN RESPECT OF THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY AGREES THAT THE OTHER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(n)    Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
(o)    Attorney's Fees. In the event that any dispute between the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

* * * *

IN WITNESS WHEREOF, and intending to be legally bound, the parties have duly executed this Agreement by signing below as of the Effective Date.

PRIORITY TECHNOLOGY HOLDINGS, INC.

BY: ___________________________
Name: Thomas C. Priore
Title: Executive Chairman of the Board of Directors

DIRECTOR

BY: ___________________________
Name: [________________]
Title: Director